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                                                              Exhibit 99.906CERT

                                 CERTIFICATIONS

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


Each of the undersigned below certifies that:

   1. This report on Form N-CSR of Lord Abbett Large-Cap Growth Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:   March 27, 2006


                                  By: /s/ Robert S. Dow
                                      -------------------------------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                  By: /s/ Joan A Binstock
                                      -------------------------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.